UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AECOM
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Important Notice Regarding the Availability of Proxy Materials for the AECOM Stockholder Meeting to be Held on February 28, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/ACM Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/ACM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 15, 2018 to facilitate timely delivery. + 2 N O T C O Y 02QLLC NNNNNNNNN Stockholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. AECOM’s Annual Meeting of Stockholders will be held on February 28, 2018 at 1999 Avenue of the Stars, Los Angeles, CA 90067, at 8:00 A.M. (local time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all of the director nominees listed in the Company’s proxy statement; FOR Proposals 2 and 3; and AGAINST Proposal 4. 1. Elect the 9 directors named in the Company’s proxy statement to serve until the Company’s 2019 Annual Meeting of Stockholders. 2. Ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2018. 3. Advisory vote to approve the Company’s executive compensation. 4. Vote against a stockholder proposal regarding a special stockholder meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: E-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials, you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. E-mail – Send e-mail to investorvote@computershare.com with “Proxy Materials AECOM” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 15, 2018. g g 02QLLC Stockholder Meeting Notice

ANNUAL REPORT, PROXY STATEMENT AND VOTING INSTRUCTIONS
FOR THE AECOM 2018 ANNUAL STOCKHOLDERS’ MEETING

Proxy Login Details:
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Dear Stockholder: [[Registration]]

We are pleased to inform you that our Proxy Statement, Annual Report, and Form 10-K are now available. You can also vote your shares online for the 2018 Annual Stockholders’ Meeting.

To view the Proxy Statement and Annual Report and to vote your AECOM shares, please visit: www.envisionreports.com/ACM and then follow the instructions. You will need the proxy login details number provided above to cast your vote. You only need to vote once.

Notice of Annual Stockholders’ Meeting

AECOM’s 2018 Annual Stockholders’ Meeting will be held on February 28, 2018, at 1999 Avenue of the Stars, Los Angeles, California 90067, at 8:00 a.m. (local time). We look forward to your attendance either in person or by proxy. At this year’s Annual Meeting, the agenda includes: (1) the election of directors; (2) the ratification of AECOM’s auditor for fiscal year 2018; (3) an advisory vote to approve the Company’s executive compensation; and (4) a stockholder proposal regarding a special stockholder meeting. The Board of Directors recommends that you vote FOR all of the director nominees, FOR Proposals (2) and (3) and AGAINST Proposal (4). Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Other Information

If your shares are held on your behalf by Sun Life Financial, your vote must be received by 5:00 p.m. Central Time on February 19, 2018.

If your shares are held on your behalf by Merrill Lynch Wealth Management, your vote must be received by 5:00 p.m. Central Time on February 20, 2018.

Order a Free Paper or Email Copy of the Proxy Materials

Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a set of proxy materials.

Telephone – Call us free of charge at 1-866-641-4276 in the U.S., Canada or Puerto Rico using a touch-tone phone and follow the instructions. From outside the U.S., Canada or Puerto Rico call 1-781-575-4238.

Email – Send an email message to investorvote@computershare.com with “Proxy Materials AECOM “ in the subject line. Include your full name and address in the body of the message plus the Proxy Login Details number listed above. In the email, state that you want a paper copy of current meeting materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 15, 2018.

REMEMBER, YOUR VOTE IS IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Center by simply clicking on “eDelivery Options” and updating their accounts.

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